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                                                                    Exhibit 10.2
STATE OF NORTH CAROLINA

COUNTY OF WAKE

                             FIRST LEASE AMENDMENT
                             ---------------------


        This Lease Amendment is made and entered into this 25th day of May, 2000 by and between Rexford, LLC, a North Carolina limited company, hereinafter referred to as "Landlord" Tangram Enterprise Solutions, Inc., a Pennsylvania corporation, hereinafter referred to as "Tenant,"

                             W I T N E S S E T H:

        THAT WHEREAS, Landlord and Tangram Enterprise Solutions, Inc., entered into a Lease Agreement (the "Lease"), dated December 23, 1996 for certain premises (the "Original Demised Premises") known as Suites 301 and 401 and containing approximately 49,574 rentable square feet, on the third and fourth floors of the Regency I building (the "Building"), located at 11000 Regency Parkway, Cary, North Carolina; and

        WHEREAS, Landlord and Tenant have agreed to amend the Lease to expand the Original Demised Premises in accordance with the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Lease as follows:

        1. Landlord agrees to expand the Demised Premises to include office space (the "Expansion Office Space") located on the fourth floor of the East Tower of the Building, as further described in Exhibit A attached. Said Expansion Office Space shall contain approximately 14,510 rentable square feet and 12,617 useable square.

        2. The Expansion Office Space commencement date shall be upon issuance of a temporary certificate of occupancy anticipated to be June 1, 2000. No obligation of Tenant shall be affected thereby, except that the payment of Rent on the Expansion Office Space shall not commence until delivery of Expansion Office Space. Neither Landlord nor Landlord's agent shall be liable to Tenant for any loss or damage resulting therefrom.

        3. Term for this Expansion Office Space shall be coterminous with the Lease of the Original Demised Premises, with an expiration date of September 30, 2004.

        4. The minimum rent for said Expansion Office Space shall be as follows:

               6/l/00 - 12/31/00            $17,187.50/mo
               1/l/01 - 12/31/01            $22,671.88/mo
               1/l/02 - 12/31/02            $23,349.10/mo
               1/l/03 - 12/31/03            $24,050.23/mo
               1/l/04 - 9/30/04             $24,775.83/mo
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        5.     Tenant's estimate of pro-rata share of Operating Expenses for the
               Expansion Office Space shall be 5.74% subject to modification of the rentable square feet in accordance with the recomputation set forth in 1.H. of the Lease. The base year for Operating Expenses shall be 2000 for the Expansion Office Space.

        6. Tenant shall accept the Expansion Office Space in "as is" condition.

        7. Lease Rider No. 5, "Termination Option" shall be removed from the Lease Agreement and shall no longer be a part of the Lease Agreement.

        8. Ratification. Except as specifically amended hereby, the Lease shall remain in full force and effect, and the same is hereby ratified approved and affirmed.


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IN WITNESS WHEREOF, the parties hereto have executed this Second Lease Amendment as of the day and year first above written.

                                            LANDLORD:

                                            REXFORD, LLC
                                            By: Grubb Management, Inc., Manager

                                            By:________________________________
                                               Printed name:  _________________
                                               ___________ President

ATTEST:

___________________________

___________ Secretary

(CORPORATE SEAL)

                                            TENANT:

                                            TANGRAM ENTERPRISE SOLUTIONS, INC.


                                            By: _______________________________

                                                ___________ President

ATTEST:

___________________________

____________ Secretary

(CORPORATE SEAL)